UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

SCOTT’S LIQUID GOLD-INC.

(Exact name of Registrant as specified in its charter)

Colorado	001-13458	84-0920811
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4880 Havana Street, Denver, CO	80239
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 373-4860

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 17, 2017, Scott’s Liquid Gold-Inc., a Colorado corporation (the “Company”), through its wholly owned subsidiary, Neoteric Cosmetics, Inc., entered into a second amendment to its distribution agreement with Church & Dwight Co., Inc. (the “Amendment”) to, among other things, acknowledge the extension of the term of the distribution agreement through December 31, 2018, which will be extended automatically for additional one-year terms unless terminated by either party upon delivery of written notice within 30 days prior to the end of the relevant term and provide for the addition to the Company’s distribution channels for the Batiste Dry Shampoo products of a number of new authorized specialty retailers and, effective September 1, 2017, to eliminate TJ Maxx and Marshalls (collectively, “TJ Maxx”) from among the authorized specialty retailers.  While TJ Maxx accounted for more than 10% of the Company’s aggregate net sales for the full years 2016 and 2015, as a result of the Company’s organic growth and expansion and the impact of including a full year of results in 2017 and future periods from the Company’s 2016 acquisition of the Prell®, Denorex® and Zincon® brands of hair and scalp care products, TJ Maxx was not expected to account for more than 10% of the Company’s aggregate net sales in 2017 or for any of the reasonably foreseeable future periods.

The foregoing description of the Amendment is a summary only and qualified in its entirety by reference to the full text of the Amendment, a conformed copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.  Except to the extent amended by the Amendment, the distribution agreement with Church & Dwight Co., Inc., as amended, remains in full force and effect in all respects.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Exhibit Description
10.1	Second Amendment to Customer Agreement, dated as of July 17, 2017, between Church & Dwight Co., Inc. and Neoteric Cosmetics, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCOTT’S LIQUID GOLD-INC., a Colorado corporation

Dated: July 17, 2017	By: /s/ Barry J. Levine Barry J. Levine Chief Financial Officer, Chief Operating Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
10.1	Second Amendment to Customer Agreement, dated as of July 17, 2017, between Church & Dwight Co., Inc. and Neoteric Cosmetics, Inc.